CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the combined Proxy Statement/Prospectus constituting parts of this Registration Statement on Form N-14 of our report dated February 18, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Report to Shareholders of Salomon Brothers Variable Investors Fund, since renamed Legg Mason Partners Variable Investors Portfolio (one of the portfolios constituting Salomon Brothers Variable Series Funds Inc., since renamed Legg Mason Partners Variable Portfolios I, Inc.), which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP

New York, New York

July 18, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the combined Proxy Statement/Prospectus constituting parts of this Registration Statement on Form N-14 of our report dated February 18, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Report to Shareholders of Smith Barney Small Cap Growth Opportunities Portfolio, since renamed Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (one of the portfolios constituting Variable Annuity Portfolios, since renamed Legg Mason Partners Variable Portfolios V), which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP

New York, New York

July 18, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the combined Proxy Statement/Prospectus constituting parts of this Registration Statement on Form N-14 of our report dated February 18, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Report to Shareholders of Salomon Brothers Variable Small Cap Growth Fund, since renamed Legg Mason Partners Variable Small Cap Growth Portfolio (one of the portfolios constituting Salomon Brothers Variable Series Funds Inc., since renamed Legg Mason Partners Variable Portfolios I, Inc.), which is also incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP

New York, New York

July 18, 2006